                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 3, 2002

                             BEAZER HOMES USA, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   001-12822               54-2086934
(State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)              File Number)          Identification No.)

                    5775 Peachtree Dunwoody Road, Suite B-200
                              Atlanta Georgia 30342
                              (Address of Principal
                               Executive Offices)


                                 (404) 250-3420
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On April 3, 2002, Beazer Homes USA, Inc. (the "Company") issued the press release attached hereto as exhibit 99.1 and made a part hereof regarding its $350 Million Senior Notes Offering. For additional information, please see the press release.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

         99.1     Press release issued April 3, 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BEAZER HOMES USA, INC.



Date: April 3, 2002                   By: /s/ Ian J. McCarthy
                                          -------------------------------------
                                          Ian J. McCarthy
                                          President and Chief Executive Officer